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                            AIM OPPORTUNITIES I FUND
                            AIM OPPORTUNITIES II FUND
                           AIM OPPORTUNITIES III FUND


             (SERIES PORTFOLIOS OF AIM SPECIAL OPPORTUNITIES FUNDS)


                         Supplement dated June 30, 2006
     to the Statement of Additional Information dated February 28, 2006 as supplemented March 31, 2006


Effective July 1, 2006, the following replaces in its entirety the second paragraph appearing on page 33 under the heading "INVESTMENT ADVISORY AND OTHER SERVICES -- INVESTMENT ADVISOR":

                  "Effective July 1, 2006 through at least June 30, 2007, AIM has contractually agreed to waive advisory fees to the extent necessary so that advisory fees AIM receives do not exceed an annual base management fee of 1.00% of Opportunities II's average daily net assets, subject to a maximum performance adjustment upward or downward of 0.50% annually. AIM's waiver provides that in determining the performance adjustment, the base management fee is adjusted in increments of 0.10%, on a pro rata basis, upward or downward instead of increments of 0.20%, as provided in the Advisory Agreement. As a result, AIM may receive a management net fee that ranges from 0.50% to 1.50% of average daily net assets, based on Opportunities II's performance."

Effective July 1, 2006, the following replaces in its entirety the sixth paragraph appearing on page 34 under the heading "INVESTMENT ADVISORY AND OTHER SERVICES -- INVESTMENT ADVISOR":

                  "Effective July 1, 2006 through at least June 30, 2007, AIM has contractually agreed to waive advisory fees to the extent necessary to that advisory fees AIM receives do not exceed an annual base management fee of 1.00% of Opportunities III's average daily net assets, subject to a maximum performance adjustment upward or downward of 0.50% annually. AIM's waiver provides that in determining the performance adjustment, the base management fee is adjusted in increments of 0.10%, on a pro rata basis, upward or downward instead of increments of 0.20%, as provided in the Advisory Agreement. As a result, AIM may receive a management net fee that ranges from 0.50% to 1.50% of average daily net assets, based on Opportunities III's performance."

Effective July 1, 2006, the following information replaces the second paragraph in its entirety appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES -- OTHER SERVICE PROVIDERS -- TRANSFER AGENT" on page 36 of the Statement of Additional Information:

                  "The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below."

"APPENDIX L - CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS" appearing on page L-1 of the Statement of Additional Information is revised to include AXA Advisors, LLC.